UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2017

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2017, Elizabeth M. Bauer was appointed to serve as Senior Vice President, Corporate Controller and Principal Accounting Officer of Hyatt Hotels Corporation (the “Company”), effective as of August 4, 2017. In this capacity, Ms. Bauer will also serve as the Company’s principal accounting officer, effective as of August 4, 2017. Bradley O’Bryan, the Company’s previous Senior Vice President, Corporate Controller and Principal Accounting Officer, has been appointed to serve as the Treasurer and Senior Vice President, Investor Relations and Corporate Finance of the Company, effective as of August 4, 2017, and will no longer serve as the Company’s principal accounting officer as of such date.

Ms. Bauer, age 38, has served as Vice President, Americas Corporate Finance of the Company since April 2017. Prior to that position, Ms. Bauer served as Vice President, SEC and Financial Reporting of the Company from September 2014 to April 2017 and as Director of Global Policies and Procedures of the Company from November 2011 to September 2014. Prior to her roles at the Company, Ms. Bauer served as a Senior Manager at KPMG. Ms. Bauer holds a B.S. in Business Administration and a M.S. in Accounting from the University of Colorado Boulder.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 18, 2017, the Company filed a Certificate of Retirement with the Secretary of State of the State of Delaware to retire 4,233,000 shares of Class B Common Stock, par value $0.01 per share, of the Company (the “Class B Common Stock”). 4,000,000 shares of Class B Common Stock were converted into shares of Class A Common Stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) in connection with an underwritten offering of the Company’s securities pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-218162), filed on May 22, 2017, as supplemented by the prospectus supplement dated May 22, 2017. An additional 233,000 shares of Class B Common Stock were converted into shares of Class A Common Stock in connection with the sale of an aggregate of 233,000 shares of Class B Common Stock by certain selling stockholders into the public market pursuant to Rule 144 under the Securities Act of 1933, as amended. The Company’s Amended and Restated Certificate of Incorporation requires that any shares of Class B Common Stock that are converted into shares of Class A Common Stock be retired and may not be reissued.

Effective upon filing, the Certificate of Retirement amended the Amended and Restated Certificate of Incorporation of the Company to reduce the total number of authorized shares of capital stock of the Company by 4,233,000 shares. The total number of authorized shares of the Company is now 1,428,085,251 shares, consisting of 1,000,000,000 shares designated Class A Common Stock, 418,085,251 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, $0.01 par value per share. A copy of the Certificate of Retirement is attached as Exhibit 3.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Retirement of 4,233,000 Shares of Class B Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: July 18, 2017	By:	/s/ Rena Hozore Reiss
		Name:	Rena Hozore Reiss
		Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

3.1	Certificate of Retirement of 4,233,000 Shares of Class B Common Stock